                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 19, 2003



                          JOHN Q. HAMMONS HOTELS, L.P.
             (Exact name of registrant as specified in its charter)


                 DELAWARE                                       43-1523951
(State or other jurisdiction of incorporation                 (IRS Employer
             or organization)                               Identification No.)


                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
                    (Address of principal executive offices)




                                 (417) 864-4300
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE.


On February 19, 2003, the company's general partner, John Q. Hammons Hotels, Inc., issued a press release. The press release is attached hereto as Exhibit 99.1.


ITEM 7. EXHIBITS.

        Exhibit No.                             Exhibit
        -----------                             -------
           99.1 Press Release Dated February 19, 2003, issued by John Q. Hammons Hotels, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JOHN Q. HAMMONS HOTELS, L.P.

                                        By: John Q. Hammons Hotels, Inc.,
                                        its general partner


                                        By:          /s/ Paul E. Muellner
                                               ---------------------------------
                                               Name:   Paul E. Muellner
                                               Title:  Chief Financial Officer


Date:  February 19, 2003

                                  EXHIBIT INDEX


        Exhibit No.                             Exhibit
        -----------                             -------

           99.1 Press Release Dated February 19, 2003, issued by John Q. Hammons Hotels, Inc.